SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of
                     The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): June 1, 1999
--------------------------------------------------------------------------------

                                  KTI, INC.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as specified in its Charter)

                                  New Jersey
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


           33-85234                                       22-2665282
    ------------------------                   ---------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)

                                  (201)854-7777
              ---------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.    Acquisition or Disposition of Assets

On June 1, 1999, the Registrant entered into an agreement with Loop Paper Recycling, Inc., an Illinois corporation to sell substantially all the assets of the Registrant's commercial recycling facility located in Franklin Park,
Illinois for an aggregate consideration of approximately $1,757,000. The Registrant recorded a loss before income taxes of approximately $444,000 as a result of this transaction.


Item 7. Financial Statements and Exhibits


(b)  Unaudited Pro Forma Financial Information

The KTI, Inc. unaudited pro forma historical statements of operations for the six months ended June 30, 1999 and the twelve months ended December 31, 1998 include the effect of KTI's sale of substantially all assets of KTI Recycling of Illinois, Inc. on June 1, 1999, as if the sale had occurred on January 1, 1998.

The KTI unaudited pro forma historical financial statements are not necessarily indicative of the results of operations which would have been achieved had this transaction been completed at January 1, 1998 and should not be construed as representative of future operations.


                                                     KTI, INC.
                  UNAUDITED PRO FORMA HISTORICAL STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED
                                                   JUNE 30, 1999
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                          COMPLETED SALE KTI
                                                                                              RECYCLING                 PRO FORMA
                                                                         KTI, INC.           OF ILLINOIS                KTI, INC.
                                                                  ------------------    ----------------------  --------------------
Revenues                                                                   $130,921                $(792)                  $130,129
Cost of operations                                                          109,246                 (986)                   108,260
                                                                   -----------------      ----------------           ---------------
     Gross Profit                                                            21,675                  194                    21,869
Selling, general and administrative                                          12,181                  (91)                    12,090
Restructuring charge                                                          3,719                                           3,719
Asset impairment charge                                                       3,000                                           3,000
                                                                   -----------------      ----------------           ---------------
     Income from operations                                                   2,775                  285                      3,060
Interest expense, net                                                         9,053                                           9,053
Loss on sale of business                                                        444                 (444)                        -
Equity loss in subsidiary                                                       294                                             294
Other charges                                                                   131                                             131
Other expenses, net                                                             123                                             123
                                                                   -----------------      ----------------           ---------------
       Loss from continuing  operations  before minority
       interest, benefit for income taxes, extraordinary item,
       and cumulative effect of change in accounting principle               (7,270)                   729                   (6,541)
Minority interest                                                             1,176                                           1,176
                                                                   -----------------      ----------------           ---------------
       Loss from continuing operations
       before benefit for income taxes extraordinary item,
       and cumulative effect of change in accounting principle               (8,446)                   729                   (7,717)
Benefit for income taxes                                                     (2,565)                   291                   (2,274)
                                                                   -----------------      ----------------           ---------------
       Loss from continuing operations
       before extraordinary item and cumulative effect
       of change in accounting principle                                   $ (5,881)                  $438                  $(5,443)
                                                                   =================      ================           ===============

Pro forma loss per share from continuing  operations before
 extraordinary  item and cumulative effect of change in
 accounting principle:
     Basic                                                                  $(0.43)                                         $ (0.40)
                                                                   =================                                 ===============
     Diluted                                                                $(0.43)                                         $ (0.40)
                                                                   =================                                 ===============
Weighted average common shares outstanding:
     Basic                                                               13,818,290                                      13,818,290
                                                                   =================                                 ===============
     Diluted                                                             13,818,290                                      13,818,290
                                                                   =================                                 ===============


                                                     KTI, INC.
                UNAUDITED PRO FORMA HISTORICAL STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED
                                                 DECEMBER 31, 1998
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                          COMPLETED SALE KTI
                                                                                              RECYCLING                 PRO FORMA
                                                                         KTI, INC.           OF ILLINOIS                KTI, INC.
                                                                  --------------------  ----------------------  --------------------
Revenues                                                                  $179,007               $(2,491)                 $176,516
Cost of operations                                                         156,664                (3,053)                  153,611
                                                                    ---------------       ----------------           --------------
     Gross Profit                                                           22,343                    562                   22,905
Selling, general and administrative                                          7,947                   (15)                    7,932
                                                                    ---------------       ----------------           --------------
     Income from operations                                                 14,396                    577                   14,973
Interest expense, net                                                      (10,667)                     3                  (10,664)
                                                                    ---------------       ----------------           --------------
       Income from continuing operations
       before minority interest, benefit for
       income taxes and extraordinary item                                   3,729                    580                    4,309
Minority interest                                                            3,702                                           3,702
                                                                    ---------------       ----------------           --------------
       Income from continuing operations
       before benefit for income taxes
       and extraordinary item                                                   27                    580                      607
Benefit for income taxes                                                    (3,023)                   232                   (2,791)
                                                                    ---------------       ----------------           --------------
       Income from continuing operations
       before extraordinary item                                            $3,050                   $348                   $3,398
                                                                    ===============       ================           ==============
Pro forma earnings per share from  continuing
     operations  before  extraordinary item:
     Basic                                                                   $0.29                                           $0.32
                                                                    ===============                                  ==============
     Diluted                                                                 $0.27                                           $0.30
                                                                    ===============                                  ==============

Weighted average common shares outstanding:
     Basic                                                              10,548,570                                      10,548,570
                                                                    ===============                                  ==============
     Diluted                                                            11,398,151                                      11,398,151
                                                                    ===============                                  ==============


                                  KTI, INC.
         NOTES TO UNAUDITED PRO FORMA HISTORICAL FINANCIAL STATEMENTS


1.    DESCRIPTION OF TRANSACTION

On June 1, 1999, KTI sold substantially all the assets of KTI Recycling of Illinois, Inc. ("Illinois") for approximately $1.8 million in cash.

The KTI unaudited pro forma historical financial statements are not necessarily indicative of the results of operations which would have been reported if the sale of Illinois had occurred on January 1, 1998 nor are they necessarily indicative of the future operating results of KTI. In the opinion of management, all adjustments necessary to present fairly such pro forma historical statement of operations have been made.

The KTI unaudited pro forma historical financial statements should be read in conjunction with the historical consolidated financial statements of KTI.

2.    EARNINGS PER SHARE

The pro forma earnings per share calculations are based on the historical basic and diluted weighted average number of shares outstanding as of December 31, 1998.

3.    IMPACT ON BALANCE SHEET AS OF MARCH 31, 1999

The impact of this transaction on the balance sheet as of March 31, 1999 would be to decrease property, equipment and leasehold improvements by approximately $2.2 million, accounts payable by approximately $1.8 million, and stockholders' equity by approximately $0.4 million.

        (c)  Exhibits


Exhibit No.       Description
--------------    ---------------
99.1              Agreement  for the Purchase of Assets dated June 1, 1999, by and between KTI Recycling  of  Illinois, Inc. and Loop Paper
                  Recycling, Inc. The schedules to this Exhibit 99.1 do not contain information which is material to an investment decision. The Registrant hereby agrees to furnish a copy of any omitted schedule to the Commission upon request.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 5, 1999            KTI, INC.
                                 (Registrant)

                              By: /s/ Martin J. Sergi
                                  ----------------------------------
                                  Martin J. Sergi
                                  President